SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                        April 5, 1999 (January 20, 1999)


                                 IMAGINON, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                           0-25114                           84-121773
--------------------------------------------------------------------------------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)


                           1313 Laurel Street, Suite 1
                          San Carlos, California 94070
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (650) 596-9300


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On January 20, 1999, the Registrant, ImaginOn, Inc. (the "Company"), completed a merger pursuant to which Imaginon.com ("Imaginon.com"), a California corporation, became a wholly-owned subsidiary of the Company. In the merger, holders of Imaginon.com's common stock received a total of 21,248,665 shares of the Company's common stock. As a result of the merger, the Company has 34,683,396 shares of common stock outstanding. The merger consideration was determined as a result of arms' length negotiation between the Company and Imaginon.com, as more fully described in the Company's proxy statement dated November 12, 1998.

     Imaginon.com is a development stage company which engineers, produces and sells business and consumer software for CD-ROM and network users.

     The Company will continue the operations of Imaginon.com.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     1. Required financial statements of ImaginOn.com.

(b)  Pro-forma financial information.

     1. Unaudited pro forma condensed consolidated financial statements.

(c)  Exhibits.

     2.1 Agreement and Plan of Merger, effective as of January 30, 1998, among Imaginon, Inc.(currently known as Imaginon.com),a California corporation, and California Pro Sports, Inc. (currently known as
          Imaginon, Inc.), a Delaware corporation, and Imaginon Acquisition Corp., a California corporation. (FILED AS EXHIBIT 3 TO THE COMPANY'S PROXY STATEMENT ON SCHEDULE 14A, DATED NOVEMBER 12, 1998, AND INCORPORATED HEREIN BY REFERENCE.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IMAGINON, INC.



Date: April 5, 1999                    By /s/ David M. Schwartz
                                          -----------------------------
                                          David M. Schwartz, President and Chief
                                          Executive Officer

ImaginOn.com
Financial Statements
As of December 31, 1998 and 1997, and
for the years ended December 31, 1998 and 1997 and for the cumulative period from March 29, 1996 (date of inception) to December 31, 1998

                        Report of Independent Accountants


March 13, 1999

To the Board of Directors of
ImaginOn.com


In our opinion, the accompanying balance sheets and the related statements of operations, shareholder's deficit and of cash flows present fairly, in all material respects, the financial position of ImaginOn.com (a company in the development stage) at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997 and for the cumulative period from March 29, 1996 (date of inception) to December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

ImaginOn.com
(a Company in the development stage)
Balance Sheets
--------------------------------------------------------------------------------

                                                                        DECEMBER 31,
                                                                    1998           1997
ASSETS
Current assets:
     Cash ...................................................   $    10,874    $      --
     Prepaid expenses and other current assets ..............        13,158          4,034
     Loans to officers ......................................          --           10,045
                                                                -----------    -----------
       Total current assets .................................        24,032         14,079

Property and equipment, net .................................        11,811         13,237
Other long term assets ......................................         4,400           --
                                                                -----------    -----------
       Total assets .........................................   $    40,243    $    27,316
                                                                ===========    ===========

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current liabilities:
     Bank overdraft .........................................   $      --      $     1,587
     Accounts payable .......................................       188,279        169,868
     Accrued liabilities ....................................       134,556         66,366
     Notes payable to related parties .......................     1,490,769        323,944
     Interest payable .......................................        58,397          9,858
                                                                -----------    -----------
       Total current liabilities ............................     1,872,001        571,623
                                                                -----------    -----------

Commitments and contingencies (Note 5)

Shareholder's deficit:
     Preferred stock, no par value:
       Authorized: 4,000,000 shares;
         Issued and outstanding: none in 1998 and 1997 ......          --             --

     Common stock, no par value:
       Authorized: 10,000,000 shares
         Issued and outstanding: 7,456,131 shares in 1998 and
          7,177,370 shares in 1997 ..........................       851,953        724,953
     Warrants to purchase common stock ......................       397,909         72,158
     Deficit accumulated during the development stage .......    (3,081,620)    (1,341,418)
                                                                -----------    -----------
       Total shareholders' deficit ..........................    (1,831,758)      (544,307)
                                                                -----------    -----------

       Total liabilities and shareholders' deficit ..........   $    40,243    $    27,316
                                                                ===========    ===========

   The accompanying notes are an integral part of these financial statements.

ImaginOn.com
(a Company in the development stage)
Statements of Operations
--------------------------------------------------------------------------------


                                                                CUMULATIVE
                                                                PERIOD FROM
                                                                 MARCH 29,
                                                               1996 (DATE OF
                                                               INCEPTION) TO
                                    YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                      1998           1997           1998

Revenue .......................   $       880    $     4,665    $     5,545
Cost of revenue ...............            29          1,035          1,064
                                  -----------    -----------    -----------
       Gross profit ...........           851          3,630          4,481
                                  -----------    -----------    -----------

Operating expenses:
     Research and development .       906,256        547,531      1,803,290
     Sales and marketing ......       440,967        208,588        649,935
     General and administrative       309,813        117,745        472,248
                                  -----------    -----------    -----------
       Total operating expenses     1,657,036        873,864      2,925,473
                                  -----------    -----------    -----------

Loss from operations ..........    (1,656,185)      (870,234)    (2,920,992)
Other expense .................        (6,248)          --           (6,248)
Interest expense ..............       (78,079)       (76,278)      (154,690)
Interest income ...............           310           --              310
                                  -----------    -----------    -----------

Net loss ......................   $(1,740,202)   $  (946,512)   $(3,081,620)
                                  ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

ImaginOn.com
(a Company in the development stage)
Statements of Shareholder's Deficit
for the period from March 29, 1996 (date of inception) to December 31, 1998
--------------------------------------------------------------------------------

                                                                                      DEFICIT
                                                                     WARRANTS       ACCUMULATED
                                                                    TO PURCHASE      DURING THE        TOTAL
                                              COMMON STOCK            COMMON        DEVELOPMENT     SHAREHOLDER'S
                                          SHARES         AMOUNT        STOCK           STAGE          DEFICIT

Issuance of common stock
  for services renders at $0.001
  per share in October 1996 ......      3,333,333    $      3,333    $       --     $       --      $      3,333

Net loss .........................       (394,906)                                      (394,906)
                                     ------------    ------------   ------------    ------------    ------------

Balances, December 31, 1996 ......      3,333,333           3,333            --         (394,906)       (391,573)

Issuance of common stock
  for cash at $0.15 per share
  in April and May 1997 ..........      3,539,999         531,000            --             --           531,000

Issuance of common stock
  for cash at $1.25 per share in
  September, October, November
  and December 1997, net of
  issuance costs of $49,686 ......        177,000         171,564            --             --           171,564

Issuance of common stock to
  employees in exchange for
  earned bonuses in July 1997
  at $0.15 per share .............         25,000           3,750            --             --             3,750

Exercise of common stock
  warrants for cash in August 1997         45,000           6,750            --             --             6,750

Exercise of common stock
  warrants in exchange for note
  payable in October 1997 ........         57,038           8,556            --             --             8,556

Issuance of warrants to
  purchase 192,109 shares of
  common stock in September,
  October, November and
  December 1997 ..................           --              --            72,158           --            72,158

Net loss .........................           --              --              --         (946,512)       (946,512)
                                     ------------    ------------   ------------    ------------    ------------

Balances, December 31, 1997 ......      7,177,370    $    724,953   $     72,158    $ (1,341,418)   $   (544,307)

   The accompanying notes are an integral part of these financial statements.

ImaginOn.com
(a Company in the development stage)
Statements of Shareholder's Deficit
for the period from March 29, 1996 (date of inception) to December 31, 1998
--------------------------------------------------------------------------------

                                                                                          DEFICIT
                                                                           WARRANTS      ACCUMULATED
                                                                          TO PURCHASE    DURING THE        TOTAL
                                                 COMMON STOCK               COMMON       DEVELOPMENT    SHAREHOLDER'S
                                            SHARES          AMOUNT           STOCK          STAGE         DEFICIT

Balances, December 31, 1997 ..........      7,177,370    $    724,953    $     72,158   $(1,341,418)    $   (544,307)

Issuance of common stock and
  warrants for cash at $1.25 per share
  in January 1998, net of issuance
 cost of $348,438 ....................        420,000         176,562         313,353           --           489,915

Issuance of common stock to
 employees in exchange for
 earned bonus in March 1998
 at $1.25 per share ..................         50,000          62,500            --             --            62,500

Issuance of common stock in
 exchange for legal services
 in March 1999 at $1.25 per share ....          8,761          10,951            --             --            10,951

Repurchase of common stock
 in September 1998 at $0.625
 per share ...........................       (200,000)       (125,000)           --             --          (125,000)

Issuance of warrants in January
  1998 in connection with a
  bridge of financing ................           --              --            12,398           --            12,398

Issuance of 6,289 options to a
  consultant in December 1998 ........           --             1,987            --             --             1,987

Net loss .............................           --              --              --       (1,740,202)     (1,740,202)
                                         ------------    ------------    ------------   ------------    ------------

Balances, December 31, 1998 ..........      7,456,131    $    851,953    $    397,909   $ (3,081,620)   $ (1,831,758)
                                         ============    ============    ============   ============    ============

   The accompanying notes are an integral part of these financial statements.

ImaginOn.com
(a Company in the development stage)
Statement of Cash Flows
--------------------------------------------------------------------------------


                                                                                         CUMULATIVE
                                                                                         PERIOD FROM
                                                                                           MARCH 29,
                                                                                        1996 (DATE OF
                                                                                        INCEPTION) TO
                                                             YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                               1998            1997          1998
Cash flows from operating activities:
     Net loss ..........................................   $(1,740,202)   $  (946,512)   $(3,081,620)
     Adjustments to reconcile net loss to net
       cash used in operating activities:
         Depreciation ..................................        17,526          7,809         25,335
         Interest expense for issuance of notes payable         12,398         65,544         77,942
         Issuance of common stock, warrants
           and options for services ....................        75,438          3,750         82,521
         Change in operating assets and liabilities:
           Prepaid expenses and other current assets ...        (9,124)        (4,034)       (13,158)
           Loans to officers ...........................        10,045        (10,045)          --
           Deposits ....................................        (4,400)          --           (4,400)
           Accounts payable ............................        18,411        151,999        188,279
           Accrued liabilities .........................        68,190       (293,734)       134,556
           Interest payable ............................        48,539          9,525         58,397
                                                           -----------    -----------    -----------
             Net cash used in operating activities .....    (1,503,179)    (1,015,698)    (2,532,148)
                                                           -----------    -----------    -----------

Cash flows from investing activities:
     Acquisition of property and equipment .............       (16,100)       (21,046)       (37,146)
                                                           -----------    -----------    -----------
             Net cash used in investing activities .....       (16,100)       (21,046)       (37,146)
                                                           -----------    -----------    -----------

Cash flows from financing activities:
     Proceeds from issuance of notes payable ...........     1,185,254        332,500      1,527,754
     Repayment of note payable .........................      (143,429)       (10,000)      (153,429)
     Proceeds from issuance of common
       stock and warrants, net .........................       489,915        715,928      1,205,843
     Bank overdraft ....................................        (1,587)        (1,684)          --
                                                           -----------    -----------    -----------
               Net cash provided by financing activities     1,530,153      1,036,744      2,580,168
                                                           -----------    -----------    -----------

Net increase in cash ...................................        10,874           --           10,874

Cash, beginning of period ..............................          --             --             --
                                                           -----------    -----------    -----------

Cash, end of period ....................................   $    10,874    $      --      $    10,874
                                                           ===========    ===========    ===========

Supplemental disclosure of non-cash
financing and investing activities:
     Issuance of common stock for services  rendered ...   $    64,487    $     3,750    $    71,570
     Issuance of common stock for legal services .......   $    10,951    $      --      $    10,951
     Issuance of warrants to purchase common stock .....   $   325,751    $    72,158    $   397,909
     Exercise of common stock warrants in exchange
       for note payable ................................   $      --      $     8,556    $     8,556
     Interest paid .....................................   $    17,141    $     1,210    $    18,351
     Taxes paid ........................................   $     3,593    $      --      $     3,593

   The accompanying notes are an integral part of these financial statements.

ImaginOn.com
(a company in the development stage)
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   FORMATION AND BUSINESS OF THE COMPANY

     ImaginOn.com (formerly known as ImaginOn, Inc.) (the "Company") was incorporated in the state of California on March 29, 1996. The Company is engaged in the business of designing, selling, and manufacturing consumer software products for the CD/DVD-ROM market and navigational tools for Internet users. The Company is in the development stage and since inception has devoted substantially all of its efforts to product research and development, raising capital and recruiting personnel.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF  PRESENTATION
     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate the continued existence of the Company.

     The Company's losses from operations raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time. The Company is a development stage company and, as such, recovery of the Company's assets is dependent upon future events, the outcome of which is indeterminable. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     The Company's continuation as a going concern is dependent upon its ability to obtain additional financing, including equity capital, and its ability to generate sufficient cash flow from operations. The Company intends to seek additional funding through equity or debt financings.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

     PROPERTY  AND  EQUIPMENT
     Property and equipment are stated at cost and depreciated using the straight-line basis over their estimated useful lives of one to three years. Maintenance and repairs are charged to operations as incurred.

     REVENUE  RECOGNITION
     Revenues from the sale of software products are recognized upon delivery of the product if remaining vendor obligations are insignificant and collection of the resulting receivable is probable.

     The Company provides a limited amount of free telephone technical support to customers. These activities are generally considered to be insignificant post contract customer obligations.

ImaginOn.com
(a company in the development stage)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

     RESEARCH AND DEVELOPMENT EXPENDITURES
     Costs related to research, design and development of products are charged to research and development expense as incurred. Software development costs are capitalized beginning when a product's technological feasibility has been established and ending when a product is available for general release to customers. To date, completing a working model of the Company's products and general release have substantially coincided. As a result, the Company has not capitalized any software development costs since such costs have not been significant.

     ADVERTISING
     Costs related to advertising and promotion of products is charged to sales and marketing expense as incurred. Advertising and promotion costs were $79,084, $114,838 and $194,302 for the years ended December 31, 1998 and
     1997 and for the cumulative period from March 29, 1996 (date of inception) to December 31, 1998, respectively.

     CONCENTRATION OF CREDIT RISK
     For financial instruments consisting of prepaid expenses and other current assets and accounts payable included in the Company's financial statements, the carrying amounts are reasonable estimates of fair value.

     INCOME TAXES
     Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to amounts expected to be realized.


3.   BALANCE SHEET DETAIL

     PROPERTY AND EQUIPMENT
     Property and equipment comprise:

                                                           DECEMBER 31,
                                                      1998              1997

      Computer hardware and software            $      37,146     $      21,046
                                                -------------     -------------
                                                       37,146            21,046
      Less: Accumulated depreciation                  (25,335)           (7,809)
                                                -------------     -------------

                                                $      11,811     $      13,237
                                                =============     =============

ImaginOn.com
(a company in the development stage)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

     PREPAID  EXPENSES AND OTHER  CURRENT  ASSETS
     Prepaid expenses and other current assets comprise:

                                                           DECEMBER 31,
                                                      1998              1997

      Prepaid expenses                          $      11,539     $       4,034
      Other receivables                                 1,619                 -
                                                -------------     -------------

                                                $      13,158     $       4,034
                                                =============     =============

     ACCRUED LIABILITIES
     Accrued liabilities comprise:

                                                           DECEMBER 31,
                                                      1998              1997

      Accrued consulting and professional fees  $      94,462     $      24,965
      Accrued salary and related expenses              14,027            41,401
      Production expenses                              17,450                 -
      Other expenses                                    8,617                 -
                                                -------------     -------------

                                                $     134,556     $      66,366
                                                =============     =============


4.   NOTES PAYABLE TO RELATED PARTIES

     The Company has partly funded its operations since inception by issuance of bridge notes payable to several related parties. Amounts borrowed under the agreements bear interest at a rate of 10% per annum and have maturities of 90 days. The outstanding balance was $1,490,769 and $323,944 at December 31, 1998 and 1997, respectively. Interest payable related to the notes was $58,397 and $9,858 at December 31, 1998 and 1997, respectively.

5.   COMMITMENTS AND CONTINGENCIES

     In August 1996, the Company entered into a non-exclusive, royalty-bearing, perpetual worldwide license agreement with JTS, Inc. to use, reproduce, prepare derivative works, distribute, publicly perform and publicly display the GameFilm Technology and GameFilm Engine. The Company shall pay royalties equal to 3% of the Gross Revenue received for each product distributed by or on behalf of the Company which is based in large part on the GameFilm Technology. Earned royalties are due within 30 days after the end of each quarterly period. Royalties are payable until termination of the agreement. No royalties were paid in 1998 or 1997.

ImaginOn.com
(a company in the development stage)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

     The Company leases real property under a non-cancelable operating lease agreement through 2003. The agreement provides for an annual incremental rent increase of 5%. Rental expense related operating leases totaled $32,725 and $7,835 for 1998 and 1997, respectively. The future minimum lease payments under the operating lease as follows:

      1999                                                        $      53,040
      2000                                                               55,687
      2001                                                               58,476
      2002                                                               61,406
      2003                                                               36,841
                                                                  -------------

                                                                  $     265,450
                                                                  =============

     In November 1998 the Company entered an agreement with a consultant that commits the Company to issue options for an equivalent of $10,000 a month. The Company has accrued $20,000 as part of accrued liabilities to reflect the costs related to this commitment since the options have not been granted as of December 31, 1998.

6.   SHAREHOLDER'S DEFICIT

     PREFERRED STOCK
     Under the Company's Articles of Incorporation, the Company's preferred stock is issuable in series. The Company's Board of Directors is authorized to determine the rights, preferences and terms of each series. At December 31, 1998, 4,000,000 shares of preferred stock were authorized and no preferred stock was issued and outstanding.

     COMMON STOCK
     The Company is authorized to issue up to 10,000,000 shares of common stock, no par value. All shares of common stock have equal voting rights and, when validly issued and outstanding, have one vote per share in all matters to be voted upon by shareholders. The shares of common stock have no preemptive, subscription, conversion or redemption rights and may be issued only as fully paid and non-assessable shares. Cumulative voting in the election of directors is allowed, which means that the shareholder entitled to vote at any election for Directors may cumulate his vote and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which his shares are entitled, or to distribute his votes on the same principle among as many candidates as he may choose. On liquidation of the Company, each common shareholder is entitled to receive a pro rate share of the Company's assets available for distribution to common shareholders.

     WARRANTS FOR COMMON STOCK
     In connection with the first round of financing in 1997, the Company issued warrants to purchase 294,147 shares of common stock for $0.15 - $1.25 per share.

     In connection with the second round of financing in 1998, the Company issued warrants to purchase 535,000 shares of common stock for $1.25 per share.

     In connection with a bridge financing in 1998, the Company issued warrants to purchase 20,000 shares of common stock for $1.25 per share.

ImaginOn.com
(a company in the development stage)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

     All above described warrants are immediately exercisable and expire on the earlier of between September 2000 and January 2001, the closing of an acquisition of all, or substantially all, of the Company's assets, a merger of the Company, or an initial public offering.

     The Company has determined, using appropriate valuation models, that the fair value of the warrants were $72,158 in 1997 for the first round of financing and $325,751 in 1998 for the second round of financing. Accordingly, these amounts have been offset against the proceeds of the issuance of common stock in the relevant year.

     In regard to the bridge financing in 1998, the Company determined the fair value of the warrants to be $12,398 at the date of grant. Accordingly, the Company recorded $12,398 of interest expense associated with these warrants.

     STOCK OPTION PLAN
     During 1997, the Company adopted the 1997 Stock Option Plan (the "Plan") and reserved a total of 1,000,000 shares of common stock for granting of nonstatutory and incentive stock options to employees and consultants. The Plan expires in 2007. Options to purchase the Company's common stock may be granted at a price not less than 85% of fair market value in the case of nonstatutory stock options, and at fair market value in the case of incentive stock options. Fair market value is determined by the Board of Directors. Options become exercisable as determined by the Board of Directors but in no case at a rate less than 20% per annum over five years from the date of grant. Options expire as determined by the Board of Directors but not more than ten years after the date of grant.

     Activity under the Plan is as follows:

                                                1998                1997
                                         SHARES      PRICE    SHARES     PRICE


      Options outstanding at January 1   250,000  $     0.15        -   $     -
       Options granted                   126,289   1.25-1.35  250,000      0.15
       Options exercises                       -           -        -         -
       Options canceled                        -           -        -         -
                                         -------              -------

      Outstanding at December 31         376,289        0.52  250,000      0.15
                                         =======              =======

      Options exercisable at December 31  68,289        0.26        -         -
                                         =======

ImaginOn.com
(a company in the development stage)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                         OPTIONS EXERCISEABLE AT
                OPTIONS OUTSTANDING AT DECEMBER 31, 1998    DECEMBER 31, 1998
                ---------------------------------------- ----------------------
                                WEIGHTED
                                 AVERAGE   WEIGHTED                    WEIGHTED
      RANGE OF                  REMAINING  AVERAGE                      AVERAGE
      EXERCISE      NUMBER    CONTRACTUAL  EXERCISE        NUMBER      EXERCISE
       PRICE     OUTSTANDING     LIFE       PRICE        EXERCISABLE     PRICE

        $0.15        250,000     8.54       $0.15           62,500       $0.15
      1.25-1.35      126,289     9.45        1.26            6,289        1.35
                   ---------                              --------

                     376,289                                68,789
                   =========                              ========

     FAIR VALUE DISCLOSURES
     Had compensation cost for the Company's stock-based compensation plan been determined based on the fair value at the grant dates for the awards under a method prescribed by SFAS No. 123, the Company's net loss would have been increased to the pro forma amounts indicated below:

                                                     YEAR ENDED DECEMBER 31,
                                                      1998              1997
      Net loss:
        As reported                             $   1,720,202     $     946,512
                                                -------------     -------------
        Proforma                                $   1,727,317     $     947,700
                                                =============     =============

     The Company calculated the fair value of each option grant on the date of grant using the minimum value pricing method with the following assumptions: dividend yield at 0%; weighted average expected option term of 5 years; risk free interest rate of 5.86% to 5.98% and 5.79% for the year ended December 31, 1998, and 1997, respectively. The weighted average fair value of options granted during 1998 and 1997 was $0.32 and $0.04, respectively.


7.   INCOME TAXES

     The tax effects of temporary differences that gave rise to a significant portion of the deferred tax assets are as follows:

                                                           DECEMBER 31,
                                                      1998              1997

      Deferred tax assets
        Net operating loss carryforwards        $     978,000     $     328,000
        Depreciation                                    6,000             5,000
        Research and development tax credits           77,000            36,000
      Accrual and other                               273,000           174,000
                                                -------------     -------------
                                                    1,334,000           543,000
      Less valuation allowance                     (1,334,000)         (543,000)
                                                -------------     -------------
                                                $           -     $           -
                                                =============     =============

ImaginOn.com
(a company in the development stage)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

     At December 31, 1998, the Company had net operating loss carryforwards available to reduce future regular and alternative minimum taxable income of approximately $2,455,000 for both federal and state income tax purposes. The Company's net operating loss carryforwards expire at various dates in the years 2004 through 2018, if not utilized. The Company had approximately $43,000 in federal and $34,000 in state research tax credit carryforwards. Research tax credit carryforwards will expire for federal purposes in the years 2011 through 2018, for state tax purposes the credit may be carried forward indefinitely.

     The Tax Reform Act of 1986 limits the use of net operating loss and tax credit carryforwards in certain situations where changes occur in the stock ownership of a company. Any ownership changes, as defined, may restrict utilization of carryforwards.

     The Company has established a valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets. Management evaluates on a periodic basis the recoverability of deferred tax assets and the valuation allowance. At such time as it is determined that it is more likely than not that deferred tax assets are realizable the valuation allowance will be reduced.


8.   SUBSEQUENT EVENTS

     On January 20, 1999, the Company completed a merger pursuant to which it became a wholly-owned subsidiary of ImaginOn, Inc. (formerly known as California Pro Sports, Inc. a publicly listed company on the NASDAQ). In the merger, holders of the Company's common stock received a total of 21,256,419 shares of the merging entity's common stock.

     On March 8, 1999, the combined Company acquired Network Specialists, Inc., an internet service provider, for $1,000,000. The purchase price was paid through $230,000 in cash and $770,000 in stock issuances.

     On March 12, 1999, the combined Company signed a non-binding Letter of Intent to acquire Imagine Digital Productions LLC, based in Aspen, Colorado, a privately held designer, producer and publisher of interactive CD-ROMs and Internet web sites.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
         ---------------------------------------------------------------

On January 20, 1999, ImaginOn, Inc. (formerly known as California Pro Sports, Inc., the "Company") completed a merger with ImaginOn.com, Inc. of San Carlos, California (formerly known as ImaginOn, Inc., "IMON"), a privately held company. The Company is a publicly traded non-operating entity. At closing, IMON's shareholders received approximately 60% of the post merger issued and outstanding common stock of the Company (21,248,665 shares) par value $.01 per share, in exchange for their IMON common stock. The Company plans to record this transaction as an acquisition and recapitalization. The following unaudited condensed consolidated balance sheet as of December 31, 1998, gives effect to the transaction as if it had occurred on December 31, 1998. The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 gives effect to the transaction as if it had occurred effective January 1, 1998.

These consolidated financial statements do not purport to present results which would actually have been obtained if the transaction had been in effect during the period covered or any future results which may in fact be realized. These financial statements should be read in conjunction with the accompanying notes and the separate historical financial statements and notes thereto of the Company and ImaginOn.

                         IMAGINON, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998


                                                 Pre-merger                                       Pro forma
                                  The Company    adjustments         The Company      IMON       adjustments
                                  (Historical)    (Note 2)          (As adjusted)  (Historical)    (Note 3)           Pro forma
                                  ------------   -----------         -----------   -----------   ------------         -----------
        Assets
        ------
Current Assets:
   Cash                           $    74,103    $ 2,550,000   (A)   $ 2,435,770   $    10,874   $    (50,000)  (E)   $ 2,396,644
                                                      90,000   (B)
                                                    (278,333)  (C)
   Notes   receivable:
       Intercompany                  1,477,217                         1,477,217                   (1,477,217)  (D)
       Related parties                 104,226                           104,226                                          104,226
   Prepaid expenses and other           25,000                            25,000        13,158                             38,158
   Assets held for sale                624,284      (624,284)  (B)
                                  ------------   -----------         -----------   -----------   ------------         -----------

       Total current assets          2,304,830     1,737,383           4,042,213        24,032     (1,527,217)          2,539,028

Property and equipment, net              2,674                             2,674        11,811                             14,485
Deferred merger costs                  167,777                           167,777                     (167,777)  (E)
Trademark licenses costs, net           83,334                            83,334         4,400                             87,734
                                  ------------   -----------         -----------   -----------   ------------         -----------

       Total assets               $  2,558,615   $ 1,737,383         $ 4,295,998   $    40,243   $ (1,694,994)        $ 2,641,247
                                  ============   ===========         ===========   ===========   ============         ===========

Liabilities and shareholders'
      equity (deficit)
-----------------------------
Current liabilities:
   Notes payable:
       Related parties                                                             $    57,500                        $    57,500
       Intercompany                                                                  1,433,269   $ (1,433,269)  (D)
   Accounts payable and
    accrued expenses:
       Trade                      $    233,532   $    44,801   (B)                     322,835                            322,835
                                                    (278,333)  (C)
       Related party                                                                    14,449                             14,449
       Intercompany                                                                     43,948        (43,948)  (D)
   Liabilities held for sale         1,263,565    (1,263,565)  (B)

                                  ------------   -----------         -----------   -----------   ------------         -----------
       Total current liabilities     1,497,097    (1,497,097)                        1,872,001     (1,477,217)            394,784
                                  ------------   -----------         -----------   -----------   ------------         -----------

Minority interest                       56,320       (56,320)  (B)
                                  ------------   -----------         -----------   -----------   ------------         -----------

Shareholders' equity:
   Preferred stock                   1,300,902       935,000   (A)   $ 2,235,902                                        2,235,902
   Common stock                        134,347                           134,347       851,953       (639,388)  (F)       346,912
   Warrants                            394,200                           394,200       397,909                            792,109
   Capital in excess of par         13,968,849     1,615,000   (A)    15,583,849                     (217,777)  (E)     1,953,161
                                                                                                  (13,412,911)  (F)
   Accumulated deficit             (14,052,300)                      (14,052,300)   (3,081,620)    14,052,300   (F)    (3,081,620)
   Treasury stock                     (740,800)      740,800   (B)
                                  ------------   -----------         -----------   -----------   ------------         -----------
Total shareholders'
   equity (deficit)                  1,005,198     3,290,800           4,295,998    (1,831,758)      (217,777)          2,246,463
                                  ------------   -----------         -----------   -----------   ------------         -----------

                                $    2,558,615   $ 1,737,383         $ 4,295,998   $    40,243   $ (1,694,994)        $ 2,641,247
                                  ============   ===========         ===========   ===========   ============         ===========

        See notes to unaudited pro forma condensed financial statements.

                         IMAGINON, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998


                                                                                Pro forma
                                           The Company          IMON           adjustments
                                          (Historical)      (Historical)        (Note 3)            Pro forma
                                          -------------     -------------     -------------       -------------

Revenues                                                    $         880                         $         880

Cost of Revenues                                                       29                                    29
                                          -------------     -------------     -------------       -------------

   Gross profit                                                       851                                   851
                                          -------------     -------------     -------------       -------------

Operating expenses:
   Research and development                                       906,256                               906,256
   Selling, general and administrative    $   2,549,826           750,780     $  (2,549,826) (G)        750,780
   Consulting fees, related parties             180,000                            (180,000) (H)        180,000
                                                                                    180,000  (G)
                                          -------------     -------------     -------------       -------------
   Total operating expenses                   2,729,826         1,657,036        (2,549,826)          1,837,036
                                          -------------     -------------     -------------       -------------

       Loss from operations                  (2,729,826)       (1,656,185)        2,549,826          (1,836,185)
                                          -------------     -------------     -------------       -------------

Other expense (income):
   Interest income                              (43,948)             (310)           43,948  (D)           (310)
   Interest expense and other                   753,457            84,327           (43,948) (D)         40,379
                                                                                   (753,457) (G)
                                          -------------     -------------     -------------       -------------
                                                709,509            84,017          (753,457)             40,069
                                          -------------     -------------     -------------       -------------

Loss before minority interest                (3,439,335)       (1,740,202)        3,303,283          (1,876,254)
                                          -------------     -------------     -------------       -------------

Minority interest                                58,252                             (58,252) (G)
                                          -------------     -------------     -------------       -------------

Net loss                                     (3,497,587)       (1,740,202)        3,361,535          (1,876,254)

Amortization of discount on preferred
 stock                                       (1,120,000)                                             (1,120,000)
                                          -------------     -------------     -------------       -------------
Net loss applicable to common
 shareholders                             $  (4,617,587)    $  (1,740,202)    $   3,361,535       $  (2,996,254)
                                          =============     =============     =============       =============

Basic and diluted loss
  per common share                        $       (0.48)                                          $       (0.09)
                                          =============                                           =============

Weighted average number of
  common shares outstanding                   9,549,353                                      (I)     34,683,396
                                          =============                                           =============

        See notes to unaudited pro forma condensed financial statements.

                         IMAGINON, INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1998

1.   Description of the transaction:

     On January 20, 1999,  the Company, through  ImaginOn  Acquisition  Corp., a newly formed, wholly owned subsidiary of the company, completed a merger with ImaginOn.com, Inc. of San Carlos, California (formerly known as ImaginOn, Inc., "IMON"), a privately held company. IMON, formed in March 1996, designs, manufactures and sells consumer software products for Internet users. At closing, IMON's shareholders received approximately 60% of the outstanding post-merger common stock of the Company (21,248,665 shares) in exchange for their IMON common stock.

     The Company plans to record this transaction as an acquisition and recapitalization. The unaudited condensed consolidated pro forma balance sheet as of December 31, 1998 gives effect to the transaction as if it had occurred December 31, 1998. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1998 give effect to the transaction as if it had occurred effective January 1, 1998.

2. Description of pre-merger adjustments, after which the Company will essentially be a shell company:

       (A) On January 15, 1999, the Company completed a private placement whereby the Company received net proceeds of $2,550,000 for the purchase of 1,500 shares each of Series D and E convertible preferred stock, par value $0.01 ("Series D/E") at a price of $1,000 per share. The Series D/E stock is convertible at the option of the holder at any time after 90 days from the closing date into a number of shares of common stock equal to the lower of $1,000 divided by 75% of the average closing bid price of the common stock for the five trading days immediately prior to the conversion date, or 120% of the market price on the day of the closing. Adjustment (A) records the receipt of $2,550,000 cash from investors who purchased 3,000 shares of Series D/E preferred stock from the Company as if it occurred on December 31, 1998. The portion of the proceeds equal to the intrinsic value of the beneficial conversion feature ($1,615,000) has been allocated to capital in excess of par.

       (B) In 1998, two officers/shareholders of the Company agreed to purchase all of the shares of Skate Corp. (a subsidiary of the Company) that are owned by the Company for $90,000. The purchase price was based on the net book value of the Company's investment in Skate Corp. at the time of the agreement. The sale of Skate Corp. was completed and the Company received the $90,000 in January 1999. Adjustment (B) records the receipt of $90,000 cash in exchange for the assets and liabilities held for sale, the elimination of the historical Skate Corp. minority interest, the decrease in treasury stock that had been recognized in the

                         IMAGINON, INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1998


              historical consolidation, and the recognition of $44,801 of intercompany accounts payable due to Skate Corp. that had been eliminated in the historical consolidation. The adjustment does not result in any gain or loss to the Company.

       (C)    To record the payment of all remaining liabilities of Cal Pro.

3.     Description of pro forma adjustments:

       (D) To eliminate intercompany notes receivable and notes payable and related interest income and interest expense.

       (E) To record legal, accounting and other costs of the transactions. The Company as of December 31, 1998 accrued $167,777 of deferred acquisition costs and additional costs subsequent to December 31, 1998 were approximately $50,000.

       (F) To record the transaction as a reverse acquisition. The purchase price applied to the reverse acquisition has been based on the net book values of the underlying assets of the Company which the Company believes approximates the fair values of the assets. The remaining trademark license costs carried forward by the Company consist of the Kemper license and trademark costs. The Kemper license and trademark costs will be amortized on the straight-line method over the remaining estimated useful life of approximately 11 years.

       (G) To reflect the reverse merger as if it had occurred on January 1, 1998. Since the Company was a non-operating entity at the date of the transaction, none of the income or expenses of the Company would have resulted during 1998 had the transaction occurred on January 1, 1998. Accordingly, the adjustment reflects the removal of these income and expense items.

       (H) To record consulting fees of $15,000 per month under a consulting agreement between the Company and two former officers of the Company that will become effective on the date of the merger.

       (I) Pro forma weighted average number of common shares outstanding represents the total number of common shares that would have been outstanding if the merger had been completed on December 31, 1998. The outstanding options, warrants and convertible securities are not considered in the pro forma calculations as they would decrease pro forma loss per common share. Therefore, basic loss per share is equivalent to diluted loss per share.